Filed pursuant to 497(k)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Boston Common Global Impact Fund

(formerly AMG Managers Brandywine Fund)

Supplement dated May 18, 2021 to the Summary Prospectus,

dated February 1, 2021, as supplemented March 19, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Boston Common Global Impact Fund (formerly AMG Managers Brandywine Fund) (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated and supplemented as noted above.

At a combined special meeting held on May 18, 2021, shareholders of the Fund approved (i) a new subadvisory agreement between AMG Funds LLC and Boston Common Asset Management, LLC with respect to the Fund; and (ii) a modified “manager-of-managers” structure for the Fund. The new subadvisory agreement took effect on May 18, 2021.

Effective immediately after the close of business on May 18, 2021, the Summary Prospectus is amended as follows:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee[1]	0.73%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses	0.93%

[1]	Expense information has been restated to reflect current fees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$95	$296	$515	$1,143

The section titled “Portfolio Management – Subadviser” on page 3 is deleted and replaced with the following:

Subadviser

Boston Common Asset Management, LLC

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE